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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 AUGUST 31, 2006
                                 ---------------

                   THORNBURG MORTGAGE SECURITIES TRUST 2006-5
           ----------------------------------------------------------
           (Exact name of Issuing Entity as specified in its charter)

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
           ----------------------------------------------------------
              (Exact name of Depositor as specified in its charter)

                       THORNBURG MORTGAGE HOME LOANS, INC.
           ----------------------------------------------------------
               (Exact name of Sponsor as specified in its charter)

         DELAWARE                      333-132232              30-0183252
         --------                      ----------              ----------
(State or other jurisdiction          (Commission            (I.R.S.  employer
 of incorporation)                    file number)          identification no.)



               383 MADISON AVENUE
               NEW YORK, NEW YORK                               10179
    ----------------------------------------                  ----------
    (Address of principal executive offices)                  (ZIP Code)


        Registrant's telephone number, including area code (212) 272-2000



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Structured Asset Mortgage Investments II Inc. (the "Registrant"), as depositor (the "Depositor"), registered issuances of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-132232) (the "Registration Statement"). Pursuant to the Registration Statement, Thornburg Mortgage Securities Trust 2006-5 issued publicly its Mortgage Loan Pass-Through Certificates, Series 2006-5 (the "Certificates"), on August 31, 2006.

The Certificates were issued pursuant to a pooling and servicing agreement, dated as of August 1, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Thornburg Mortgage Home Loans, Inc., Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer, LaSalle Bank National Association, as Trustee, and Wilmington Trust Company, as Delaware Trustee.

Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

Item 9.01  Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

1.1      Underwriting Agreement

4.1      Pooling and Servicing Agreement

5.1 Opinion of Stroock & Stroock & Lavan LLP as to legality (including consent of such firm).

8.1 Opinion of Stroock & Stroock & Lavan LLP as to certain tax matters (including consent of such firm, included in Exhibit 5.1)

99.1     Mortgage Loan Purchase Agreement

99.2     Auction Administration Agreement

99.3 ISDA Master Agreement, Schedule to ISDA Master Agreement and swap confirmation

99.4     Yield Maintenance Agreement

99.5 (a) Servicing Agreement, dated as of March 1, 2002, among Thornburg Mortgage Home Loans, Inc. ("Thornburg"), as seller and servicer and Wells Fargo Bank N.A. ("Wells Fargo"), as master servicer, as amended by the Amendment to Servicing Agreement, dated as of December 1, 2002, and as amended by the Second Amendment to Servicing Agreement, dated as of January 1, 2006, and (b) the Subservicing Acknowledgement Agreement, dated as of March 1, 2002, between Thornburg, as servicer, and Cenlar FSB, as sub-servicer ("Cenlar"), as amended by the Amendment to Subservicing Acknowledgement Agreement, dated as of December 1, 2002, and by the Second Amendment to Subservicing Acknowledgement Agreement, dated as of January 1, 2006, including the related Transfer Notice, dated August 25, 2006, from Thornburg, as seller, to Thornburg, as servicer, and Cenlar, as sub-servicer.

99.6 Reconstituted Servicing Agreement, dated as of August 1, 2006, by and among Thornburg, Wells Fargo Bank, N.A. ("Wells Fargo"), as servicer, and Thornburg Mortgage Securities Trust 2006-5, and acknowledged by Wells Fargo, as master servicer, relating to the Master Seller's Warranties and Servicing Agreement dated as of May 1, 2006, between Lehman Brothers Bank, FSB ("Lehman Brothers") and Wells Fargo, as amended by Amendment No. 1 to the Master Seller's Warranties and Servicing Agreement dated as of August 1, 2006, between Lehman Brothers and Wells Fargo and further amended by the Assignment and Assumption dated as of August 25, 2006, among Lehman Capital, a Division of Lehman Brothers Holdings Inc., Wells Fargo and Thornburg.


99.7 Reconstituted Servicing Agreement dated as of August 1, 2006, by and among Thornburg, Wells Fargo, as servicer, Thornburg Mortgage Securities Trust 2006-5, and acknowledged by Wells Fargo, as master servicer, relating to the Amended and Restated Flow Servicing Agreement between Citigroup Global Markets Realty Corp. ("Citigroup") and Wells Fargo, as servicer, dated as of March 1, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of August 28, 2006, among Thornburg, Citigroup and Wells Fargo.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      STRUCTURED ASSET MORTGAGE
                                      INVESTMENTS II INC.

                                      By: /s/ Baron Silverstein
                                          ---------------------------------
                                          Name:  Baron Silverstein
                                          Title: Vice President


Dated: September 14, 2006

                                  EXHIBIT INDEX



Exhibit Number                 Description
--------------                 -----------

1.1 Underwriting Agreement, dated as of August 30, 2006, among the Registrant, Bear, Stearns & Co. Inc., Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Lehman Brothers Inc.

4.1 Pooling and Servicing Agreement, dated as of August 1, 2006, among the Registrant, LaSalle Bank National Association, Wilmington Trust Company, Wells Fargo Bank, N.A. and Thornburg Mortgage Home Loans, Inc.

5.1 Opinion of Stroock & Stroock & Lavan LLP as to legality (including consent of such firm).

8.1 Opinion of Stroock & Stroock & Lavan LLP as to certain tax matters (including consent of such firm, included in Exhibit 5.1)

99.1 Mortgage Loan Purchase Agreement, dated as of August 1, 2006, between Thornburg Mortgage Home Loans, Inc. and the Depositor.

99.2 Auction Administration Agreement, dated as of August 31, 2006, between Credit Suisse International and Wells Fargo Bank, N.A.

99.3 ISDA Master Agreement, Schedule to ISDA Master Agreement and swap confirmation, each dated as of August 31, 2006, between Credit Suisse International and Wells Fargo Bank, N.A.

99.4 Yield Maintenance Agreement, dated as of August 31, 2006, between Credit Suisse International and Wells Fargo Bank, N.A.

99.5 (a) Servicing Agreement, dated as of March 1, 2002, among Thornburg Mortgage Home Loans, Inc. ("Thornburg"), as seller and servicer and Wells Fargo Bank N.A. ("Wells Fargo"), as master servicer, as amended by the Amendment to Servicing Agreement, dated as of December 1, 2002, and as amended by the Second Amendment to Servicing Agreement, dated as of January 1, 2006, and (b) the Subservicing Acknowledgement Agreement, dated as of March 1, 2002, between Thornburg, as servicer, and Cenlar FSB, as sub-servicer ("Cenlar"), as amended by the Amendment to Subservicing Acknowledgement Agreement, dated as of December 1, 2002, and by the Second Amendment to Subservicing Acknowledgement Agreement, dated as of January 1, 2006, including the related Transfer Notice, dated August 25, 2006, from Thornburg, as seller, to Thornburg, as servicer, and Cenlar, as sub-servicer.

99.6 Reconstituted Servicing Agreement, dated as of August 1, 2006, by and among Thornburg, Wells Fargo Bank, N.A. ("Wells Fargo"), as servicer, and Thornburg Mortgage Securities Trust 2006-5, and acknowledged by Wells Fargo, as master servicer, relating to the Master Seller's Warranties and Servicing Agreement dated as of May 1, 2006, between Lehman Brothers Bank, FSB ("Lehman Brothers") and Wells Fargo, as amended by Amendment No. 1 to the Master Seller's Warranties and Servicing Agreement dated as of August 1, 2006, between Lehman Brothers and Wells Fargo and further amended by the Assignment and Assumption dated as of August 25, 2006, among Lehman Capital, a Division of Lehman Brothers Holdings Inc., Wells Fargo and Thornburg.

99.7 Reconstituted Servicing Agreement dated as of August 1, 2006, by and among Thornburg, Wells Fargo, as servicer, Thornburg Mortgage Securities Trust 2006-5, and acknowledged by Wells Fargo, as master servicer, relating to the Amended and Restated Flow Servicing Agreement between Citigroup Global Markets Realty Corp. ("Citigroup") and Wells Fargo, as servicer, dated as of March 1, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of August 28, 2006, among Thornburg, Citigroup and Wells Fargo.